INVESCO EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED JANUARY 4, 2024, TO THE PROSPECTUSES
AND STATEMENT OF ADDITIONAL INFORMATION DATED
AUGUST 28, 2023, AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco S&P 500 BuyWrite ETF (PBP)
(the “Fund”)

Important Notice Regarding a Change to the Unitary Management Fee
and listing exchange of the Fund

At a meeting held on December 19, 2023, the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust (the “Trust”) approved the reduction of the Fund’s annual unitary management fee to 0.29% of the Fund’s average daily net assets, effective January 5, 2024 (the “Effective Date”). Accordingly, as of the Effective Date, the Prospectus is revised as follows:

●	The following replaces the corresponding disclosure in the “Fund Fees and Expenses” section of the Fund’s Summary Prospectus and the “Summary Information – Fund Fees and Expenses” section of the Fund’s Statutory Prospectus:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.29%
Other Expenses	None
Total Annual Fund Operating Expenses(1)	0.29%

(1)	Effective January 5, 2024, the Fund’s unitary management fee was reduced. “Management Fees” and “Total Annual Fund Operating Expenses” have been restated to reflect current fees.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$30	$93	$163	$368

●	In the “Management of the Fund–Advisory Fees” section of the Fund’s Statutory Prospectus, the first paragraph is replaced with the following:

Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Fund pays the Adviser an annual management fee equal to 0.29% of its average daily net assets (the “Advisory Fee”).

●	The information relating to the Fund set forth in the table under the section titled “Management—Investment Advisory Agreement” of the Fund’s Statement of Additional Information is replaced with the following:

Fund	Advisory Fee
Invesco S&P 500 BuyWrite ETF***	0.29%

*** Prior to January 5, 2024, the Fund’s Advisory Fee was 0.49% of its average daily net assets.

Also at the meeting held on December 19, 2023, the Board of the Trust approved a change to the listing exchange of the Fund. Effective as of the open of markets on January 25, 2024 (the “Listing Change Date”), the listing exchange for shares of the Fund will change from NYSE Arca, Inc. to Cboe BZX Exchange, Inc. Therefore, on the Listing Change Date, all references in the Fund’s Prospectuses and Statement of Additional Information to the Fund’s shares being listed for trading on NYSE Arca, Inc. are replaced with references to Cboe BZX Exchange, Inc.

In addition and accordingly, in the “Exchange Listing and Trading” section of the Fund’s Statement of Additional Information, the second paragraph is replaced with the following:

●	There can be no assurance that a Fund will continue to meet the requirements of its Exchange necessary to maintain the listing of its Shares. The Exchanges may, but are not required to, remove the Shares from listing if: (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of Shares (for each Cboe-listed Fund, there must be fewer than 50 beneficial owners for at least 30 consecutive trading days); (ii) the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (iii) the Fund fails to meet certain continued listing standards of an Exchange; or (iv) such other event shall occur or condition shall exist that, in the opinion of the relevant Exchange, makes further dealings on such Exchange inadvisable. The applicable Exchange will remove the Shares from listing and trading upon termination of the Fund.

Please Retain This Supplement for Future Reference.

P-PBP-SUMSTATSAI -SUP 010424